Exhibit 99.2

GLIMCHER REALTY TRUST

Supplemental Information
For the Three Months Ended March 31, 2014 and 2013

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Components of Minimum Rents and Other Revenue	Page 2
Components of Other Operating Expenses	Page 3
Summary Financial Statement Information for Unconsolidated Entities	Page 4
Calculation of Funds from Operations and FFO Payout Ratio	Page 5
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 6
EBITDA, Operating Ratios and Earnings Per Share	Page 7
Net Operating Income Growth for Comparable Properties (Including Pro-Rata Share of Unconsolidated Properties)	Page 8

Balance Sheet Data:
Consolidated Balance Sheets	Page 9
Market Capitalization and Debt Covenant Requirements	Page 10
Consolidated Debt Schedule	Page 11
Total Debt Maturities Schedule (Consolidated and Pro-Rata Share of Unconsolidated Debt)	Page 12

Operational Data:
Occupancy Statistics	Page 13
Leasing Results and Re-leasing Spreads	Page 14
Mall Portfolio Statistics by Asset Category	Page 15
Summary of Significant Tenants	Page 16
Top 10 Regional Mall Tenants	Page 17
Lease Expiration Schedule	Page 18

Development Activity:
Capital Expenditures	Page 19
Development Activity	Page 20

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended March 31,
	2014			2013
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 2)	$59,020	$1,212	$60,232	$53,840	$1,041	$54,881
Percentage rents	1,912	24	1,936	1,822	59	1,881
Tenant reimbursements	28,848	505	29,353	25,423	455	25,878
Outparcel sale	—	—	—	—	3,320	3,320
Other (see components on page 2)	3,393	50	3,443	5,030	80	5,110
Total Revenues	93,173	1,791	94,964	86,115	4,955	91,070
Expenses:
Property operating expenses	(21,864)	(586)	(22,450)	(18,417)	(516)	(18,933)
Real estate taxes	(10,692)	(201)	(10,893)	(10,030)	(201)	(10,231)
Total recoverable expenses	(32,556)	(787)	(33,343)	(28,447)	(717)	(29,164)
Provision for doubtful accounts	(258)	(41)	(299)	(959)	94	(865)
Other operating expenses (see components on page 3)	(3,335)	(74)	(3,409)	(4,669)	(81)	(4,750)
Costs related to the sale of an outparcel	—	—	—	—	(2,815)	(2,815)
Real estate depreciation and amortization	(30,802)	(67)	(30,869)	(25,837)	(402)	(26,239)
Non-real estate depreciation and amortization	(678)	(2)	(680)	(542)	(7)	(549)
General and administrative	(7,753)	(35)	(7,788)	(6,838)	(9)	(6,847)
Total Expenses	(75,382)	(1,006)	(76,388)	(67,292)	(3,937)	(71,229)
Operating Income	17,791	785	18,576	18,823	1,018	19,841
Interest expense, net	(19,595)	(603)	(20,198)	(17,056)	(628)	(17,684)
Loan fee amortization	(845)	(65)	(910)	(1,047)	(10)	(1,057)
Equity in income of unconsolidated real estate entities, net	250	—	250	321	—	321
(Loss) income from continuing operations	(2,399)	117	(2,282)	1,041	380	1,421
Discontinued Operations:
Gain on disposition of property	1,004	—	1,004	—	—	—
Income from operations	117	(117)	—	380	(380)	—
Net (loss) income	(1,278)	—	(1,278)	1,421	—	1,421
Allocation to noncontrolling interests	(371)	—	(371)	93	—	93
Net (loss) income attributable to Glimcher Realty Trust	(1,649)	—	(1,649)	1,514	—	1,514
Preferred share dividends	(5,895)	—	(5,895)	(6,159)	—	(6,159)
Write-off related to preferred share redemption	—	—	—	(9,266)	—	(9,266)
Net loss to common shareholders	$(7,544)	$—	$(7,544)	$(13,911)	$—	$(13,911)

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE
(in thousands)

	Three Months Ended March 31,
	2014			2013
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$58,559	$1,218	$59,777	$52,509	$1,165	$53,674
Termination income	(12)	7	(5)	31	—	31
Straight-line rents	473	(13)	460	1,300	(124)	1,176
Total Minimum Rents	$59,020	$1,212	$60,232	$53,840	$1,041	$54,881
Components of Other Revenue:
Fee and service income	$249	$—	$249	$1,827	$—	$1,827
Specialty leasing and sponsorship income	2,545	37	2,582	2,234	61	2,295
Other	599	13	612	969	19	988
Total Other Revenue	$3,393	$50	$3,443	$5,030	$80	$5,110

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF OTHER OPERATING EXPENSES
(in thousands)

	Three Months Ended March 31,
	2014			2013
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Other Operating Expenses:
Cost of providing services to unconsolidated real estate entities	$95	$—	$95	$1,042	$—	$1,042
Discontinued development write-offs	—	—	—	122	—	122
Specialty leasing costs	469	22	491	484	22	506
Ground lease expense	2,026	—	2,026	2,149	—	2,149
Other	745	52	797	872	59	931
Total Other Operating Expenses	$3,335	$74	$3,409	$4,669	$81	$4,750

Note: Pre ASC-205 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended March 31, 2014		For the Three Months Ended March 31, 2013
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$5,489	$2,838	$19,183	$8,548
Operating expenses	(3,291)	(1,700)	(9,138)	(4,169)
Net operating income	2,198	1,138	10,045	4,379
Depreciation and amortization	(857)	(443)	(5,276)	(2,290)
Other expenses, net	(112)	(46)	(86)	(37)
Interest expense, net	(764)	(397)	(3,987)	(1,727)
Net income	465	252	696	325
Preferred dividend	(4)	(2)	(8)	(4)
Net income to partnership	$461	$250	$688	$321
GPLP's share of income from investment in unconsolidated entities	$250		$321

CALCULATION OF FUNDS FROM OPERATIONS
AND FFO PAYOUT RATIO
(in thousands, except per share data)

	2014	2013
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Funds from Operations ("FFO"):
Net (loss) income to common shareholders	$(7,544)	$(13,911)	$29,916	$(4,978)	$(49,018)	$(37,991)
Real estate depreciation and amortization	30,869	26,239	26,025	28,932	31,345	112,541
Pro-rata share of unconsolidated entity impairment loss	—	—	—	—	45,064	45,064
Pro-rata share of joint venture gain on the sale of assets, net	(502)	—	(5,565)	—	—	(5,565)
Pro-rata share of joint venture depreciation	410	2,223	1,755	819	663	5,460
Noncontrolling interest in operating partnership	(128)	(222)	453	(76)	(774)	(619)
Gain on the remeasurement of equity method investments	—	—	(19,227)	—	—	(19,227)
FFO	$23,105	$14,329	$33,357	$24,697	$27,280	$99,663
Adjusted Funds from Operations:
FFO	$23,105	$14,329	$33,357	$24,697	$27,280	$99,663
Add back: write-off related to preferred share redemptions	—	9,266	160	—	—	9,426
Add back: write-off of defeasance costs	—	—	—	—	2,387	2,387
Less: pro-rata share of joint venture debt extinguishment	—	—	(6,890)	—	—	(6,890)
Adjusted Funds from Operations	$23,105	$23,595	$26,627	$24,697	$29,667	$104,586
Weighted average common shares outstanding - diluted (1)	148,012	146,301	147,420	147,894	147,904	147,384
FFO per diluted share	$0.16	$0.10	$0.23	$0.17	$0.18	$0.68
Total adjustments	—	0.06	(0.05)	—	0.02	0.03
Adjusted FFO per diluted share	$0.16	$0.16	$0.18	$0.17	$0.20	$0.71

	2014	2013
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	64.1%	62.0%	55.4%	59.9%	49.9%	56.4%

	2014	2013
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties:
Deferred leasing costs	$1,796	$1,514	$1,747	$1,533	$1,732	$6,526
Straight-line adjustment as an increase to minimum rents (continuing and discontinued operations)	$460	$1,177	$868	$985	$469	$3,499
Straight-line and fair market value adjustment for ground lease expense recorded as an increase to other operating expense	$664	$860	$860	$860	$860	$3,440
Fair value of debt amortized as a decrease to interest expense	$348	$348	$348	$348	$348	$1,392
Intangible and inducement amortization as a net increase to base rents (continuing and discontinued operations)	$2,157	$1,209	$1,373	$1,484	$1,762	$5,828
Discontinued development write-offs	$—	$122	$—	$—	$—	$122

(1) Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2014	2013
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Unconsolidated Entities Funds from Operations:
Net income (loss) to partnership	$461	$688	$26,344	$(270)	$(86,527)	$(59,765)
Real estate depreciation and amortization	855	5,254	4,728	1,612	1,291	12,885
Gain on sale of properties, net	—	—	(12,365)	—	—	(12,365)
Impairment loss	—	—	—	—	86,661	86,661
FFO	$1,316	$5,942	$18,707	$1,342	$1,425	$27,416
Pro-rata share of unconsolidated entities funds from operations	$692	$2,602	$9,198	$707	$740	$13,247

	2014	2013
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities):
Straight-line adjustment as a (decrease) increase to base rent	$(20)	$55	$14	$26	$(57)	$38
Intangible amortization as an increase to minimum rents	$49	$122	$117	$66	$63	$368
Gain on extinguishment of debt	$—	$—	$6,890	$—	$—	$6,890
Loan fee amortization	$(27)	$(126)	$(120)	$(27)	$(27)	$(300)

EBITDA, OPERATING RATIOS AND EARNINGS PER SHARE
(dollars and shares in thousands)

	2014	2013
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Calculation of EBITDA:
Net (loss) income attributable to Glimcher Realty Trust	$(1,649)	$1,514	$36,543	$917	$(43,124)	$(4,150)
Interest expense (continuing and discontinued operations)	20,272	17,688	17,759	18,993	22,464	76,904
Loan fee amortization (continuing and discontinued operations)	910	1,057	802	796	873	3,528
Taxes (continuing and discontinued operations)	213	205	262	235	268	970
Depreciation and amortization (continuing and discontinued operations)	31,549	26,788	26,588	29,758	32,009	115,143
EBITDA	51,295	47,252	81,954	50,699	12,490	192,395
Allocation to noncontrolling interests	(128)	(222)	453	(76)	(774)	(619)
Adjustment for consolidated joint venture	(551)	(87)	(35)	(33)	(21)	(176)
EBITDA adjustments related to pro-rata share of unconsolidated entities, net	888	4,058	(9,086)	1,247	46,192	42,411
Gain on remeasurement of equity method investments	—	—	(19,227)	—	—	(19,227)
Adjusted EBITDA	$51,504	$51,001	$54,059	$51,837	$57,887	$214,784
Operating Ratios:
General and administrative / Total revenues	8.3%	7.9%	7.2%	7.3%	7.4%	7.4%
Tenant reimbursements / (Real estate taxes + property operating expenses)	88.6%	89.4%	87.5%	88.4%	88.1%	88.2%
Earnings per Share:
Weighted average common shares outstanding - basic	145,080	143,408	144,532	145,043	145,067	144,519
Weighted average common shares outstanding - diluted	147,528	145,716	147,420	147,250	147,313	146,765
(Loss) earnings per share - basic	$(0.05)	$(0.10)	$0.21	$(0.03)	$(0.34)	$(0.26)
(Loss) earnings per share - diluted	$(0.05)	$(0.10)	$0.21	$(0.03)	$(0.34)	$(0.26)

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
(INCLUDING PRO-RATA SHARE OF UNCONSOLIDATED PROPERTIES)
(in thousands)

	Three Months Ended March 31,
	2014	2013	Variance

Operating Income (continuing operations)	$17,791	$18,823	$(1,032)

Depreciation and amortization	31,480	26,379	5,101
General and administrative	7,753	6,838	915
Proportionate share of unconsolidated joint venture comparable NOI	914	848	66
Non-comparable Properties (1)	(2,726)	988	(3,714)
Comparable Properties in discontinued operations (2)	690	755	(65)
Termination income	12	(31)	43
Straight line rents	(473)	(1,300)	827
Non-cash ground lease adjustments	664	860	(196)
Above/below market lease amortization	(2,297)	(1,342)	(955)
Fee income	(249)	(905)	656
Other (3)	264	547	(283)

Comparable NOI	$53,823	$52,460	$1,363

Comparable NOI percentage change			2.6%

(1) Amounts include Community Centers, Arbor Hills, Oklahoma City Properties, and the pro-rata share of WestShore Plaza.
(2) Amounts include Eastland Mall in Columbus, Ohio and an outparcel building located at River Valley Mall in Lancaster, Ohio.
(3) Other adjustments include discontinued development costs, non-property income and expenses, and other non-recurring income or expenses.

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2014	2013
	Mar. 31	Dec. 31
Assets:
Land	$410,710	$401,325
Buildings, improvements and equipment	2,699,628	2,729,775
Developments in progress	71,516	53,992
	3,181,854	3,185,092
Less accumulated depreciation	795,328	801,654
Property and equipment, net	2,386,526	2,383,438

Deferred leasing costs, net	35,662	35,388
Real estate assets held-for-sale	34,899	5,667
Investment in and advances to unconsolidated real estate entities	28,652	30,428
Investment in real estate, net	2,485,739	2,454,921

Cash and cash equivalents	17,009	59,614
Non-real estate assets associated with properties held-for-sale	1,888	51
Restricted cash	24,644	33,674
Tenant accounts receivable, net	31,976	37,062
Deferred expenses, net	17,482	17,457
Prepaid and other assets	58,782	55,230
Total Assets	$2,637,520	$2,658,009
Liabilities, Redeemable Noncontrolling Interests, and Equity:
Mortgage notes payable	$1,802,719	$1,846,573
Mortgage note payable associated with properties held-for-sale	39,975	1,330
Notes payable	23,000	—
Other liabilities associated with assets held-for-sale	1,013	89
Accounts payable and accrued expenses	117,764	136,670
Distributions payable	20,083	20,081
Total Liabilities	2,004,554	2,004,743

Redeemable noncontrolling interests	2,321	1,886

Equity:
Series G cumulative preferred shares	109,868	109,868
Series H cumulative preferred shares	96,466	96,466
Series I cumulative preferred shares	91,591	91,591
Common shares of beneficial interest	1,451	1,451
Additional paid-in capital	1,290,612	1,289,097
Distributions in excess of accumulated earnings	(971,495)	(949,442)
Accumulated other comprehensive loss	(1,008)	(1,022)
Total Glimcher Realty Trust Shareholders' Equity	617,485	638,009
Noncontrolling interests	13,160	13,371
Total equity	630,645	651,380
Total Liabilities, Redeemable Noncontrolling Interests, and Equity	$2,637,520	$2,658,009

MARKET CAPITALIZATION AND DEBT COVENANT REQUIREMENTS
(dollars and shares in thousands, except per share price)

	2014	2013
	3 mos Mar. 31	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31
Share price (end of period)	$10.03	$11.60	$10.92	$9.75	$9.36
Market Capitalization Ratio:
Common shares outstanding	145,088	144,143	144,934	145,058	145,075
Operating partnership units outstanding	2,448	2,308	2,210	2,206	2,448
Total common shares and units outstanding at end of period	147,536	146,451	147,144	147,264	147,523
Valuation - Common shares and operating partnership units outstanding	$1,479,786	$1,698,832	$1,606,812	$1,435,824	$1,380,815
Preferred shares	297,925	382,962	297,948	297,934	297,925
Total consolidated debt (end of period)	1,865,694	1,564,730	1,725,438	1,749,496	1,847,903
Total market capitalization	$3,643,405	$3,646,524	$3,630,198	$3,483,254	$3,526,643
Debt / Market capitalization	51.2%	42.9%	47.5%	50.2%	52.4%
Debt / Market capitalization including pro-rata share of unconsolidated entities	51.6%	45.0%	48.0%	50.7%	52.8%

		2014
Credit Facility Debt Covenant Requirements:	Facility Requirements	Mar. 31
Maximum Corporate Debt to Total Asset Value	60.0%	51.4%
Minimum Interest Coverage Ratio	1.75 x	2.63 x
Minimum Fixed Charge Coverage Ratio	1.50 x	1.82 x
Maximum Recourse Debt	10.0%	4.1%

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Mar. 31,	Dec. 31,	Interest Rates
Fixed Rate:	2014	2013	2014	2013	Interest Terms	Payment Terms	Balloon Pmt. at Maturity	Initial/Final Maturity
The Mall at Fairfield Commons	$94,235	$94,876	5.45%	5.45%		(a)	$92,762	November 1, 2014
The Outlet Collection | Seattle	51,230	51,611	7.54%	7.54%	(i)	(a)	$49,969	(e)
Merritt Square Mall	54,198	54,359	5.35%	5.35%		(a)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	66,364	66,663	4.91%	4.91%		(a)	$64,577	October 1, 2015
Pearlridge Center	174,090	174,774	4.60%	4.60%		(a)	$169,551	November 1, 2015
River Valley Mall	46,400	46,608	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	—	40,150	—	5.87%		—	—	—
The Mall at Johnson City	52,763	52,940	6.76%	6.76%		(a)	$47,768	May 6, 2020
Grand Central Mall	42,980	43,141	6.05%	6.05%		(a)	$38,307	July 6, 2020
The Outlet Collection | Jersey Gardens	350,000	350,000	3.83%	3.83%		(b)	$350,000	November 1, 2020
Ashland Town Center	40,403	40,577	4.90%	4.90%		(a)	$34,569	July 6, 2021
Dayton Mall	82,000	82,000	4.57%	4.57%		(d)	$75,241	September 1, 2022
Polaris Fashion Place	225,000	225,000	3.90%	3.90%		(f)	$203,576	March 1, 2025
Arbor Hills	25,500	25,500	4.27%	4.27%		(o)	$20,949	(k)
Town Center Plaza	74,568	74,873	5.00%	5.00%		(a)	$52,465	(j)
Town Center Crossing	37,140	37,305	4.25%	4.25%		(a)	$25,820	(j)
University Park Village	55,000	55,000	3.85%	3.85%		(g)	$45,977	May 1, 2028
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	1,550,871	1,594,377
Variable Rate:
Scottsdale Quarter	130,000	130,000	3.27%	3.27%	(h)	(b)	$130,000	(l)
WestShore Plaza	119,600	119,600	3.65%	3.65%	(m)	(b)	$119,600	(n)
	249,600	249,600
Other:
Fair Value Adjustment - Merritt Square Mall	(371)	(437)
Fair Value Adjustment - Pearlridge Center	2,619	3,033
Total Mortgage Notes Payable	$1,802,719	$1,846,573
Mortgage Notes Payable Associated with Properties Held-for-Sale:
Town Square at Surprise	$—	$1,330	—	5.50%
Eastland Mall	39,975	—	5.87%	—		(a)	$38,057	December 11, 2016
Total Mortgage Notes Payable Associated with Properties Held-for-Sale	$39,975	$1,330

(a)	The loan requires monthly payments of principal and interest.

(b)	The loan requires monthly payments of interest only.

(c)	The bonds require semi-annual payments of interest only.

(d)	The loan requires monthly payments of interest only until October 2017. Thereafter, monthly payments of principal and interest are required.

(e)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.

(f)	The loan requires monthly payments of interest only until April 2020. Thereafter, monthly payments of principal and interest are required.

(g)	The loan requires monthly payments of interest only until May 2020. Thereafter, monthly payments of principal and interest are required.

(h)	$105,000 was fixed through a swap agreement at a rate of 3.14% at March 31, 2014 and December 31, 2013, and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%.

(i)	Interest rate escalates after optional prepayment date.

(j)	The loans for Town Center Plaza and Town Center Crossing are cross-collateralized and have a call date of February 1, 2027.

(k)	The loan has a call date of January 1, 2026.

(l)	The loan matures May 22, 2015, however, a portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(m)	Debt consists of two notes with average interest rate equal to the greater of 3.65% or LIBOR plus 3.15%. The rate has been capped at 7.15%.

(n)	The loan matures October 1, 2015, however, the loan may be extended for two years subject to certain loan extension fees and conditions.

(o)	The loan requires primarily monthly payments of interest only until February 2017. Thereafter, monthly payments of principal and interest are required.

TOTAL DEBT MATURITIES SCHEDULE (CONSOLIDATED AND PRO-RATA SHARE OF UNCONSOLIDATED DEBT)
(dollars in thousands)

					Principal Payments - Assumes Exercise of Extension Options
Description	Initial Maturity	Extension Option (d)	Interest Rate	Balance 3/31/2014	2014	2015	2016	2017	2018	2019+
Consolidated Properties
The Mall at Fairfield Commons	11/2014		5.45%	$94,235	$94,235
The Outlet Collection | Seattle	02/2015		7.54%	51,230	1,136	$50,094
Scottsdale Quarter (a)	05/2015	(b)	3.27%	130,000	—	130,000
Merritt Square Mall	09/2015		5.35%	54,198	662	53,536
Scottsdale Quarter Fee Interest	10/2015		4.91%	66,364	872	65,492
WestShore Plaza (e)	10/2015	10/2017	3.65%	119,600	—	—	$—	$119,600
Pearlridge Center	11/2015		4.60%	174,090	1,987	172,103
River Valley Mall	01/2016		5.65%	46,400	605	863	44,932
Weberstown Mall	06/2016		5.90%	60,000	—	—	60,000
Eastland Mall (f)	12/2016		5.87%	39,975	505	722	38,748
The Mall at Johnson City	05/2020		6.76%	52,763	500	726	766	830	$889	$49,052
Grand Central Mall	07/2020		6.05%	42,980	464	665	700	751	799	39,601
The Outlet Collection | Jersey Gardens	11/2020		3.83%	350,000	—	—	—	—	—	350,000
Ashland Town Center	07/2021		4.90%	40,403	506	714	744	788	827	36,824
Dayton Mall	09/2022		4.57%	82,000	—	—	—	311	1,268	80,421
Polaris Fashion Place	03/2025		3.90%	225,000	—	—	—	—	—	225,000
Arbor Hills	01/2026		4.27%	25,500	—	1	1	393	445	24,660
Town Center Plaza	02/2027		5.00%	74,568	939	1,309	1,375	1,446	1,520	67,979
Town Center Crossing	02/2027		4.25%	37,140	506	700	730	760	795	33,649
University Park Village	05/2028		3.85%	55,000	—	—	—	—	—	55,000
Tax Exempt Bonds	11/2028		6.00%	19,000	—	—	—	—	—	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(371)	(196)	(175)
Fair Value Adjustment Amortization - Pearlridge Center				2,619	1,240	1,379
Subtotal (c)				1,842,694	103,961	478,129	147,996	124,879	6,543	981,186
Credit Facility	02/2018	02/2019	1.90%	23,000	—	—	—	—	—	23,000
Total Consolidated Maturities				$1,865,694	$103,961	$478,129	$147,996	$124,879	$6,543	$1,004,186

Unconsolidated Properties
Puente Hills Mall (g)	07/2017		4.50%	$60,000	$—	$—	$—	$60,000
Pro-Rata Share of Unconsolidated Maturities				$31,200	$—	$—	$—	$31,200	$—	$—
Total Consolidated Maturities and Pro-rata Share of Unconsolidated Maturities				$1,896,894	$103,961	$478,129	$147,996	$156,079	$6,543	$1,004,186

(a)	$105,000 of the loan has been fixed through an interest rate swap agreement and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%.

(b)	A portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(c)	Weighted average interest rate for the fixed rate mortgage debt was 4.70% as of March 31, 2014 with an initial weighted average maturity of 6.0 years when considering available extension options.

(d)
Loans may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

(e)	Debt consists of two notes with average interest rate equal to the greater of 3.65% or LIBOR plus 3.15%. The rate has been capped at 7.15%.

(f)	Eastland Mall is held-for-sale as of March 31, 2014.

(g)	The loan requires monthly payments of interest only. Puente Hills Mall is held-for-sale as of April 2014.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics

Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Core Malls (2)
Mall Anchors	96.1%	96.3%	96.1%	97.1%	96.6%
Mall Non-Anchors	92.3%	94.7%	93.3%	91.0%	90.5%
Total Occupancy	94.5%	95.6%	95.0%	94.7%	94.2%

Occupancy Cost (3)	10.4%	10.4%	10.3%	10.4%	10.5%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2)	Includes the Company's core properties held at the end of each reporting period, including material joint venture properties.

(3)	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)

The following table summarizes the new and renewal lease activity by type for the three months ended March 31, 2014:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Renewal Leases	Total
Mall Anchors	20,924	—	20,924	$—	$—	$—
Mall Non-Anchors	71,720	188,655	260,375	$24.50	$35.76	$32.47

The following table summarizes the new and renewal lease activity and the comparative prior rents for the three months ended March 31, 2014, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Prior Tenants	Renewal Leases	Prior Rent	Total New/Renewal	Total Prior Tenants/Rent	Percent Change in Base Rent
Three months ended March 31, 2014
Mall Anchors	—	—	—	$—	$—	$—	$—	$—	$—	—%
Mall Non-Anchors	40,457	152,645	193,102	$28.46	$21.41	$37.36	$31.45	$35.50	$29.35	21%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of March 31, 2014

TIER 1	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Mar. 2014	Avg. Mall Store Sales PSF (1) Mar. 2013	Total Mall Occupancy 3/31/14	Total Mall Occupancy 3/31/13	% of Mall Portfolio NOI (2)
(Malls with highly productive tenant sales)	Arbor Hills (JV)	Ann Arbor, MI	>100	87,395
	Ashland Town Center	Ashland, KY	>100	434,480
	Dayton Mall	Dayton, OH	71	1,429,061
	Eastland Mall	Columbus, OH	32	999,049
	Grand Central Mall	Parkersburg, WV	>100	848,459
	Lloyd Center (JV) (5)	Portland, OR	23	—
	Malibu Lumber Yard	Malibu, CA	2	31,403
	Mall at Fairfield Commons	Dayton, OH	71	1,117,186
	Mall at Johnson City	Johnson City, TN	>100	571,069
	Merritt Square Mall	Merritt Island, FL	98	810,692
	Morgantown Mall	Morgantown, WV	>100	555,192
	Northtown Mall	Minneapolis, MN	16	589,716
	Outlet Collection | Jersey Gardens	Elizabeth, NJ	1	1,307,511
	Oklahoma City Properties (JV)	Oklahoma City, OK	42	288,467
	Pearlridge Center	Honolulu, HI	54	1,141,637
	Polaris Fashion Place	Columbus, OH	32	1,437,984
	River Valley Mall	Lancaster, OH	>100	495,991
	Scottsdale Quarter	Scottsdale, AZ	13	541,680
	Town Center Plaza (4)	Leawood, KS	30	605,546
	University Park Village	Fort Worth, TX	4	173,358
	Weberstown Mall	Stockton, CA	76	855,549
	WestShore Plaza	Tampa, FL	18	1,077,074
				15,398,499	$505	$497	94.9%	94.6%	91%

TIER 2	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Mar. 2014	Avg. Mall Store Sales PSF (1) Mar. 2013	Total Mall Occupancy 3/31/14	Total Mall Occupancy 3/31/13	% of Mall Portfolio NOI (2)
(Malls with moderately productive tenant sales)	Colonial Park Mall	Harrisburg, PA	96	739,064
	Indian Mound Mall	Heath, OH	>100	556,830
	New Towne Mall	New Philadelphia, OH	>100	511,345
	Outlet Collection | Seattle	Seattle, WA	15	916,756
	Puente Hills Mall (JV)	City of Industry, CA	2	1,107,876
	Tulsa Promenade (JV) (5)	Tulsa, OK	54	—
				3,831,871	$279	$262	92.9%	92.7%	9%
TOTAL MALL ASSETS				19,230,370	$471	$453	94.5%	94.2%

(1)	Sales for in-line stores with less than 10,000 square feet.

(2)	Based on net operating income for the twelve months ended March 31, 2014 (pro-rata share for JV Malls).

(3)	Included in the total GLA is 4,248,470 sf which is owned by the tenants.

(4)	Included in the square footage amount is the square footage for both Town Center Plaza and Town Center Crossing.

(5)	These properties were sold in 2013.

SUMMARY OF SIGNIFICANT TENANTS
As of March 31, 2014

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Annualized Minimum Rent	% of Total Annualized Minimum Rent
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret, Victoria's Secret Sport	49	213,424	$5,770,601	2.4%
Gap, Inc.	Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	25	290,791	5,609,937	2.4%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Crazy 8, Guitar Center, Gymboree, Janie & Jack	25	443,079	4,817,310	2.0%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	36	157,980	4,511,081	1.9%
AMC Entertainment, Inc.		2	148,344	4,269,000	1.8%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Ostermans' Jewelry	29	53,658	3,994,718	1.7%
Sears Holding Corp. (1)	K-Mart, Sears	17	2,385,354	3,696,801	1.6%
JCPenney Company, Inc. (1)		14	1,698,591	3,215,532	1.4%
Forever 21, Inc.		8	182,854	3,003,081	1.3%
Genesco, Inc.	Buckeye Corner, Hat World, Johnston & Murphy, Journeys, Journey Kidz, Lids, Lids Locker Room, Shi, Underground Station	45	74,785	2,988,839	1.3%
William-Sonoma, Inc.	Pottery Barn, Pottery Barn Kids, West Elm, William-Sonoma	11	95,831	2,964,509	1.2%
American Eagle Outfitters, Inc.	aerie, American Eagle	15	93,837	2,934,452	1.2%
Luxottica Group	Apex, Lenscrafters, Lenscrafters Optique, Oakley, Pearle Vision, Shaded, Sunglass Hut, Watch Station	33	78,917	2,717,800	1.1%
Dick's Sporting Goods		6	282,244	2,652,500	1.1%
The Bon-Ton Stores, Inc.	Bon-Ton, Elder Beerman, Elder Beerman for Her, Herbergers	11	1,133,574	2,549,378	1.1%
Ascena Retail Group, Inc.	Dress Barn, Justice, Lane Bryant, Maurice's, Brother's	33	172,268	2,489,945	1.0%

Total tenants representing > 1.0%		359	7,505,531	$58,185,484	24.5%

Note:  Information includes wholly-owned and joint venture properties.
(1) Does not include the associated auto centers.

TOP 10 REGIONAL MALL TENANTS
As of March 31, 2014

Mall Stores (ranked by percent of total minimum mall rents)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Annualized Minimum Mall Rents
Limited Brands, Inc.	49	213,424	$5,770,601	2.5%
Foot Locker, Inc.	36	157,980	$4,511,081	1.9%
Gap, Inc.	22	222,482	$4,384,531	1.9%
Signet Jewelers, Ltd.	29	53,658	$3,994,718	1.7%
Genesco, Inc.	45	74,785	$2,988,839	1.3%
William-Sonoma, Inc.	11	95,831	$2,964,509	1.3%
American Eagle Outfitters, Inc.	15	93,837	$2,934,452	1.2%
Luxottica Group	33	78,917	$2,717,800	1.2%
Ascena Retail Group, Inc.	33	172,268	$2,489,945	1.1%
Finish Line, Inc.	16	90,702	$2,249,800	1.0%

Mall Anchors (ranked by total GLA)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Mall GLA
Sears Holding Corp.	16	2,250,687	$2,552,131	11.7%
JCPenney Company, Inc.	14	1,698,591	$3,215,532	8.8%
Macy's, Inc.	9	1,490,536	$403,851	7.8%
The Bon-Ton Stores, Inc.	10	1,126,171	$2,544,974	5.9%
Belk, Inc.	6	416,131	$1,856,852	2.2%
Bain Capital, LLC	5	390,950	$3,487,562	2.0%
Dillard's	2	292,997	$—	1.5%
Dick's Sporting Goods, Inc.	5	279,000	$2,646,500	1.5%
Boscov's Department Store, LLC	1	182,609	$—	0.9%
Wal-Mart Stores, Inc.	1	154,154	$800,004	0.8%

Note:  Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of March 31, 2014

Total Portfolio

Lease Expiration Year	Number of Leases	Anchor Square Feet of GLA Expiring	Non-Anchor Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Percent of Occupied GLA Represented by Expiring Leases	Anchor Annualized Base Rents Expiring	Non-Anchor Annualized Base Rents Expiring	Total Annualized Base Rents Expiring	Anchor Annualized Base Rents/ Square Foot Expiring (1)	Non-Anchor Annualized Base Rents/ Square Foot Expiring (1)	Percent of Annualized Base Rents Represented by Expiring Leases
2014	441	203,778	1,004,688	1,208,466	6.5%	$979,791	$20,403,621	$21,383,412	$4.81	$22.58	9.0%
2015	472	950,060	1,189,979	2,140,039	11.6%	6,949,183	23,583,718	30,532,901	$7.31	$23.59	12.9%
2016	351	930,911	930,252	1,861,163	10.1%	6,037,616	22,466,703	28,504,319	$7.06	$26.52	12.0%
2017	242	997,851	696,517	1,694,368	9.2%	5,665,184	17,571,765	23,236,949	$5.68	$28.29	9.8%
2018	200	867,974	710,342	1,578,316	8.5%	4,400,342	19,750,122	24,150,464	$5.07	$29.98	10.2%
Thereafter	722	7,226,099	2,777,270	10,003,369	54.1%	30,981,263	78,700,804	109,682,067	$9.22	$31.23	46.1%
	2,428	11,176,673	7,309,048	18,485,721	100.0%	$55,013,379	$182,476,733	$237,490,112	$7.60	$27.86	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

Note:  Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended March 31, 2014			Three months ended March 31, 2013
	Consolidated Properties 2014	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2013	Unconsolidated Joint Venture Proportionate Share	Total
Development projects	$100	$—	$100	$1,120	$—	$1,120
Redevelopment and renovation projects	$4,401	$—	$4,401	$12,579	$197	$12,776
Anchor stores tenant improvements and allowances	$9,679	$—	$9,679	$2,486	$1,148	$3,634

Property Capital Expenditures:
Non-Anchor stores tenant improvements and allowances	$3,444	$11	$3,455	$3,102	$466	$3,568
Operational capital expenditures	2,399	—	2,399	1,117	27	1,144
Total Property Capital Expenditures	$5,843	$11	$5,854	$4,219	$493	$4,712

DEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Estimated Total Project Costs (1)	Project Costs Incurred thru 3/31/2014 (1)	Opening Date	Estimated Project Yield
PROPERTY DEVELOPMENT:

Scottsdale Quarter - Phase III Scottsdale, Arizona	Multi-use addition to existing center	To Be Finalized	$17,190	2015/2016	To Be Finalized

ANCHOR RE-TENANTING:

Three new H&M stores Dayton, Ohio and Stockton, California	New stores at Dayton Mall, Mall at Fairfield Commons, and Weberstown Mall	$8,000	$200	Q4-2014	8% - 9%

WestShore Plaza Tampa, Florida	Dick's Sporting Goods - Two-story prototype store featuring Field & Stream concept	$11,000	$9,400	Q2-2014	15%

University Park Village Fort Worth, Texas	Convert former anchor space into five first to market in-line specialty stores	$3,200	$300	Q4-2014	19%

River Valley Mall Lancaster, Ohio	New 10-screen Cinemark theatre	$6,300	$2,500	Q4-2014	9%

(1) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.